                                                                    EXHIBIT 99.B

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report on Form 10-Q for the period ending June 30, 2002, of El Paso CGP Company (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, H. Brent Austin, Chief Financial Officer, certify (i) that the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (ii) that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                 /s/ H. Brent Austin
                                                 -------------------------------
                                                 H. Brent Austin
                                                 Chief Financial Officer

                                                 August 14, 2002